SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                December 30, 2002
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                1-16619                73-1612389
   --------------     ------------------------     ------------------
     (State of        (Commission File Number)       (IRS Employer
   Incorporation)                                  Identification No.)



                  Kerr-McGee Center
               Oklahoma City, Oklahoma                  73125
       ----------------------------------------       ----------
       (Address of principal executive offices)       (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)




Item 9.   Regulation FD Disclosure
               On December 30, 2002, Kerr-McGee Corporation issued a press release announcing that it will take a special after-tax noncash charge of approximately $385 million during the fourth quarter for the estimated costs related to impairments for the Leadon field and various other fields in the United Kingdom and the Gulf of Mexico. The press release is attached hereto as an exhibit and is incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits

          99.1 Press Release dated December 30, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 KERR-MCGEE CORPORATION


                                         By:     (John M. Rauh)
                                                 -----------------------------
                                                 John M. Rauh
                                                 Vice President and Controller

Dated: December 30, 2002